                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 1, 1999


                              REPLIGEN CORPORATION
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                    117 FOURTH AVENUE, NEEDHAM, MASSACHUSETTS
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                    (Address of principal executive offices)


                                      02494
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                                   (Zip Code)


                                 (781) 449-9560
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               Registrant's telephone number, including area code


                           NO CHANGE SINCE LAST REPORT
        -----------------------------------------------------------------
             (Former name or address, if changed since last report)


        DELAWARE                         000-14656               04-2729386
        --------                         ---------               ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

ITEM 5.  OTHER EVENTS.

         On October 1, 1999, Repligen Corporation (the "Company") entered into a license agreement with ChiRhoClin, Inc. ("CRC") to obtain from CRC the exclusive rights for two in vivo diagnostic products based on the hormone, secretin.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired: None required.

     (b) Pro Forma Financial Information: None required.

     (c) EXHIBITS:


         Exhibit No.     Description
         -----------     -----------

         99.1            Press release of the Company dated October 4, 1999.

















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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       REPLIGEN CORPORATION



                                       By: /s/ Walter C. Herlihy
                                           -------------------------------
                                       Name:  Walter C. Herlihy
                                       Title: President and Chief
                                              Executive Officer



Date:  October 6, 1999

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press release of the Company dated October 4, 1999.

















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